Supplement dated August 20, 2025, to the Updating Summary Prospectus and Prospectus

dated May 1, 2025, for the

Protective Dimensions (contracts issued on or after December 3, 2012),

Protective Dimensions (contracts issued before December 3, 2012), Protective Dimensions IV,

Protective Variable Annuity, Series L, B and C (contracts issued before July 15, 2023),

Protective Variable Annuity, Series L, B and C (contracts issued on or after July 15, 2023), Protective
Variable Annuity II B Series, Protective Variable Annuity Investors Series, ProtectiveValues, and
ProtectiveValues Advantage

variable annuity contracts

issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

Supplement dated August 20, 2025, to the Updating Summary Prospectus and Prospectus

dated May 1, 2025, for the

Protective Variable Annuity NY II B Series contracts issued by

Protective Life & Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

The “Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable” section of the table in the “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT" section of the Prospectuses is amended so as all references to Templeton Asset Management Ltd. are hereby deleted in the following fund:

Templeton Growth VIP Fund – Class 2

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.